--------------------------------------------------------------------------------


                   GMAC RFC [GRAPHIC OMITTED][GRAPHIC OMITTED]


                          RFMSII SERIES 2002-HS3 TRUST
                       HOME EQUITY LOAN-BACKED TERM NOTES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER
--------------------------------------------------------------------------------

     The following is a preliminary Term Sheet. All terms and statements are subject to change.






           SALOMON SMITH BARNEY A MEMBER OF CITICORP (GRAPHIC OMITTED)


   Any transactions in the certificates will be effected through Residential Funding Securities Corporation.



                               SEPTEMBER 19, 2002


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



       STRUCTURE OVERVIEW
-----------------------------------------------------------------------------------------------------
TO 10% CALL(1)
-----------------------------------------------------------------------------------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------

CLASS          NOTE RATE   INITIAL NOTE    EXPECTED RATING   DESIGNATIONS      ASSUMED FINAL PAYMENT
                           BALANCE(2)(3)    (MOODY'S/S&P)                              DATE
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------

CLASS I NOTES
-----------------------------------------------------------------------------------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-1          Adjustable                     Aaa/AAA       Senior/Adjustable      June 25, 2016
                           $83,000,000                      Rate
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-2          Fixed                          Aaa/AAA       Senior/Fixed Rate      August 25, 2017
                           $35,000,000
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-3          Fixed                          Aaa/AAA       Senior/Fixed Rate      August 25, 2017
                           $37,000,000
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-4          Fixed                          Aaa/AAA       Senior/Fixed Rate      August 25, 2017
                           $37,000,000
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-5          Fixed                          Aaa/AAA       Senior/Fixed Rate      August 25, 2032
                           $10,500,000
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-6 (NAS)    Fixed                          Aaa/AAA       Senior/Lockout/Fixed   August 25, 2017
                           $22,500,000                      Rate
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-I-IO         Fixed                          Aaa/AAA       Senior /               March 25, 2005
                            $74,300,000 Interest Only
                           (4)
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------------------- ------------- ------------------ ---------------- ------------------------
TOTAL CLASS I NOTES:
                           $225,000,000
-------------------------- ------------- ------------------ ---------------- ------------------------
-------------------------- ------------- ------------------ ---------------- ------------------------

CLASS II NOTES
-------------------------- ------------- ------------------ ---------------- ------------------------
-------------- ----------- ------------- ------------------ ---------------- ------------------------
A-II           Adjustable  $207,500,000       Aaa/AAA       Senior/Adjustable     August 25, 2032
                                                            Rate
-------------- ----------- ------------- ------------------ ---------------- ------------------------
-------------------------- ------------- ------------------ ---------------- ------------------------

-------------------------- ------------- ------------------ ---------------- ------------------------
-------------------------- ------------- ------------------ ---------------- ------------------------
TOTAL OFFERED NOTES:       $432,500,000

-------------- ----------- ------------- ------------------ ---------------- ------------------------

__________
(1)  Notes will be priced to a 10% call.

(2)  Class sizes subject to a variance of +/-5.0%.

(3) Group I prepayment speed- Initial 4% CPR ramping up to 28% CPR over the first 12 months, remaining at 28% CPR thereafter. Group II prepayment speed-35% CPR, 15% Constant Draw Rate.

(4) Initial Notional Amount; see section entitled "Class A-I-IO Scheduled Notional Amount."

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

  RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


SECURITIES:  $225,000,000  adjustable- and fixed-rate  Class A-I-1 through Class
     A-I-6 Notes and the Class A-I-IO Notes (together, the "Class I Notes"), are being issued concurrently with $207,500,000 of adjustable-rate Class A-II Notes (the "Class II Notes", and together with the Class I Notes, the "Notes"). The Class I Notes are primarily backed by closed-end fixed-rate home equity mortgage loans (the "Group I Loans" or "HELs"), and the Class II Notes are primarily backed by adjustable-rate home equity revolving credit loans (the "Group II Loans" or "HELOCs").

VARIABLE FUNDING NOTES: The trust will also issue Variable Funding Notes backed by the Group II Loans. These Variable Funding Notes will not be offered by the prospectus supplement.

ISSUER: RFMSII Series 2002-HS3 Trust.

DEPOSITOR: Residential Funding Mortgage Securities II, Inc. ("RFMSII").

SELLER & MASTER SERVICER: Residential Funding Corporation (the "Seller", "Master
     Servicer", or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

OWNER TRUSTEE: Wilmington Trust Company

INDENTURE TRUSTEE:         JPMorgan Chase Bank

CUT-OFF DATE: This information presented is based upon the Cut-Off Date of September 1, 2002.


EXPECTED TIMING:     o       Pricing Date: On or about September [19], 2002.
                     o       Closing Date: On or about September 27, 2002.
                     o       First Payment Date: October 25, 2002.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




GROUP I CUT-OFF DATE  BALANCE:

     The aggregate principal balance of the Group I home equity mortgage loans as of the close of business on the day prior to the Cut-Off Date.

GROUP II CUT-OFF DATE BALANCE:

     The aggregate principal balance of the Group II home equity revolving credit loans as of the close of business on the day prior to the Cut-Off Date.

COLLATERAL DESCRIPTION:

     o Two loan groups: Group I (fixed-rate HELs) and Group II (adjustable-rate HELOCs). The information below regarding each loan group is based on a preliminary pool of assets. The weighted average characteristics of the final pools are not expected to materially change at closing.

     o Group I is comprised of 5,908 conventional fixed-rate, closed-end home equity mortgage loans totaling $220,029,946.55, secured primarily by 2n erties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group I Loans is expected to be approximately $225,000,000.

     o Group II is comprised of 5,529 adjustable-rate home equity revolving credit loans totaling $205,661,721.27, secured primarily by 2nd liens on one- to four-family residential properties, with CLTVs not in excess of 100%. The aggregate principal balance of the Group II Loans is expected to be approximately $205,000,000.

STRUCTURE:

     o Group I - Wrapped with financial guaranty insurance policy. With I/O Class and NAS Class. Supported by fixed-rate collateral. Class A-I-1 will be issued as adjustable-rate Notes and Classes A-I-2 through A-I-6 and Class A-I-IO will be issued as fixed-rate Notes.

     o    Group  II  -  Wrapped  with  financial   guaranty   insurance  policy.
          Adjustable-rate pass-through supported by adjustable-rate revolving collateral.


PRICING PREPAYMENT ASSUMPTION:

     o Group I - Initial 4% CPR ramping up by approximately 2.1818% per annum in each month to 28% CPR over the first 12 months, remaining at 28% CPR thereafter.

     o    Group II - 35% CPR, 15% Constant Draw Rate.

OPTIONAL REDEMPTION: With respect to each loan group, the Master Servicer will have the option to purchase all of the remaining loans in that loan group or all of the related Notes on the payment date on which the aggregate principal balance of an individual loan group after applying payments received in the related collection period falls below 10% of its original aggregate principal balance as of the Cut-Off Date. An optional redemption affected in one loan group will not require an optional redemption to be affected in the other group. Please refer to "Class A-I-IO Notes Yield Considerations" regarding the effects of the optional redemption on the Class A-I-IO Notes.

PAYMENT DATE: 25th of each month (or the next business day if the 25th day is not a business day) commencing in October 2002.

ADVANCES: There is no required advancing of delinquent principal or interest on the home equity mortgage loans by the Master Servicer, the Subservicer, the Trustee, Credit Enhancer or any other entity.

MASTER SERVICING FEE:      0.08% per annum.

SUBSERVICING FEE:          0.50% per annum.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




CREDIT  ENHANCEMENT:  Credit  Enhancement  with  respect  to the  Notes  will be provided by: GROUP I:

                           o    Group   I    excess    interest,
                           o    Limited cross-collateralization,
                           o    Overcollateralization, and
                           o    100% FGIC policy GROUP II:
                           o    Group II excess interest,
                           o    Limited cross-collateralization,
                           o    Overcollateralization,  and
                           o    100% FGIC policy

Excess Interest: Because the mortgagors are expected to pay more interest on the home equity mortgage loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date this excess interest from the related loan group may be used to protect the Notes against most types of losses by making an additional payment of principal up to the amount of the losses. Excess interest from the non-related loan group may also be available to cover some of these losses.


    Overcollateralization: GROUP I:
                           On the Closing Date, the initial Overcollateralization Amount for the Group I Loans will be equal to 0.00%. Commencing with the third Payment Date, Excess Interest from the Group I Loans will be applied, to the extent not used to cover current or previously unpaid losses, to make accelerated payments of principal to the Class I Notes then entitled to receive payments of principal, until the principal balance of the Group I Loans exceeds the aggregate Note Balance of the Group I Notes by a specified amount. This excess represents Overcollateralization. The Group I "Required Overcollateralization Amount" will be equal to 1.50% of the aggregate Group I Cut-Off Date Balance. The Group I Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

                           GROUP II:
                           On the Closing Date, the principal amount of the Class A-II Notes issued will exceed the principal balance of the Group II loans by approximately 1.25%. Beginning on the first payment date, any Group II Excess Interest not used to cover current or previously unpaid losses will be paid as principal to the Class A-II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Group II "Required Overcollateralization Amount" of 1.00% of the aggregate Group II Cut-off Date Balance. The Group II Required Overcollateralization Amount may decrease in the future pursuant to the indenture.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION OVERVIEW (CONTINUED)

     Group I and Group II GROUP I:
                  Policy: The Group I financial guaranty insurance policy (the "Group I Policy") will provide 100% coverage of timely interest at the Class I note rates, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class I Notes. The Group I Policy will not cover any prepayment interest shortfalls or Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group I Net WAC Rate and is for the benefit of the Class I Noteholders only. GROUP II:
                           The Group II financial guaranty insurance policy (the "Group II Policy") will provide 100% coverage of timely interest at the Class A-II note rate, principal portions of any allocated realized losses, and ultimate payment of principal by the latest stated final maturity date for the Class A-II Notes. The Group II Policy will not cover any Relief Act Shortfalls nor any reduction in accrued interest due to the application of the Group II Net WAC Rate and is for the benefit of the Class II Noteholders only.

CREDIT ENHANCER:

                    Financial   Guaranty   Insurance  Company  ("FGIC"),   rated
                    Aaa/AAA/AAA by Moody's, Standard & Poor's and Fitch Ratings, respectively.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PRIORITY OF DISTRIBUTIONS

GROUP I: On each payment date, principal and interest collections with respect to the Group I Loans and payments made under the Group I Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest due on the Class I Notes other than prepayment interest shortfalls and Relief Act Shortfalls;

                    (2) To pay as principal on the Class I Notes (other than the Class A-I-IO Notes), an amount equal to the Group I principal collection distribution amount for such payment date;

                    (3) To pay as principal on the Class I Notes (other than the Class A-I-IO Notes), an amount equal to the Group I liquidation loss distribution amount for such payment date;

                    (4) To pay the Credit Enhancer the premium for the Group I Policy and any previously unpaid premiums for the Group I Policy, with interest;

                    (5) To reimburse the Credit Enhancer for certain prior draws made on the Group I Policy, other than those attributable to excess loss amounts, with interest;

                    (6) Other than on the first two payment dates, to pay as additional principal on the Class I Notes (other than the Class A-I-IO Notes), an amount (if any) necessary to bring the amount of Overcollateralization up to the Group I Required Overcollateralization Amount for such payment date;

                    (7) To pay the Credit Enhancer any other amounts owed to it under the Group I Policy;

                    (8) To pay the Class I Notes any prepayment interest shortfalls on the Group I Loans with respect to the current period or remaining unpaid from any previous collection periods with interest;

                    (9) To pay principal on the Class II Notes and Variable Funding Notes, pro rata, any current period special hazard, bankruptcy and fraud loss amounts up to certain amounts specified in the indenture to the extent not covered by current period collections on the Group II Loans; and

                    (10) To pay any remaining amounts to the Certificateholders.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

PRIORITY OF DISTRIBUTIONS (CONTINUED)

GROUP II:

                    On each payment date, principal and interest collections with respect to the Group II Loans and payments made under the Group II Policy will be allocated from the payment account in the following order of priority:

                    (1) To pay accrued interest on the Class II Notes and the Variable Funding Notes, pro rata, other than Basis Risk Shortfalls or Relief Act Shortfalls;

                    (2) To pay principal on the Class II Notes and Variable Funding Notes, pro rata, an amount equal to the Group II principal collection distribution amount for that payment date;

                    (3) To pay as principal on the Class II Notes and Variable Funding Notes, pro rata, an amount equal to the Group II liquidation loss distribution amount for such payment date;

                    (4) To pay the Credit Enhancer premium for the Group II Policy and any previously unpaid premiums for the Group II Policy, with interest;

                    (5) To reimburse the Credit Enhancer for certain prior draws made on the Group II Policy, other than those attributable to excess loss amounts, with interest;

                    (6) To pay principal on the Class II Notes and Variable Funding Notes, pro rata, an additional amount, if necessary, to bring the amount of Overcollateralization up to the Group II Required Overcollateralization Amount for that payment date;

                    (7) To pay the Credit Enhancer provider any other amounts owed to it under the Group II Policy;

                    (8) To pay the Class II Notes and Variable Funding Notes, pro rata, any current period and previously unpaid Basis Risk Shortfalls, with interest, based on the related shortfall amounts;

                    (9)  To pay  principal  on the  Class  I Notes  any  current
                         period  special  hazard,   bankruptcy  and  fraud  loss
                         amounts up to certain amounts specified in the indenture to the extent not covered by current period collections on the Group I Loans; and

                    (10) To pay any remaining amounts to the Certificateholders.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


INTEREST DISTRIBUTIONS

INTEREST ACCRUAL PERIOD:

                    o Class A-I-1 and Class A-II Notes: from and including the preceding payment date (or, for the first distribution period, the closing date) to but excluding the related payment date on an actual/360 basis.

                    o Classes A-I-2 through A-I-6 and Class A-I-IO Notes: calendar month preceding the related payment date on a 30/360 basis.

CLASS I NOTES:

                    The Class A-I-1  Interest Rate will be equal to the least of
                    (a) 1-mo. LIBOR plus [ ]%, (b) 8.00% and (c) the Group I Net WAC Rate.

                           The Interest Rates for Class A-I-2 through Class A-I-6 Notes will be equal to the lesser of (a) the related fixed-rate coupon for each Class or (b) the Group I Net WAC Rate.

                           Any interest shortfalls due to the Group I Net WAC Rate will not be reimbursed. Any prepayment interest shortfalls or Relief Act shortfalls on the Group I Loans will be allocated to the Class I Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions.

CLASS A-I-IO  NOTES:

                    The Class A-I-IO Notes will pay a coupon equal to the class A-I-IO Interest Rate. The Class A-I-IO Notes do not have principal balances and will only be entitled to interest on a notional amount.

                    Class A-I-IO For the October 2002 through March 2005 Payment Dates, the Class Interest Rate: A-I-IO Interest Rate will equal 6.50% per annum. Commencing on the April 2005 Payment Date and for all payment dates thereafter, the Class A-I-IO Interest Rate will equal 0.00%.

                    Class A-I-IO Interest will accrue on a notional amount equal to the lesser of (a) Notional Amount: the Class A-I-IO Scheduled Notional Amount for that payment date and (b) the aggregate principal balance of the Group I Loans as of the beginning of the related collection period. Please see Page 13 herein for the Class A-I-IO Scheduled Notional Amount.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




INTEREST DISTRIBUTIONS (CONTINUED)


CLASSII NOTES:  The Class A-II  Interest  Rate will be equal to the least of (a)
     1-mo. LIBOR plus [ ]% per annum, (b) 17.25% per annum, and (c) the Group II Net WAC Rate. Any Class II interest shortfalls due to the Group II Net WAC Rate ("Basis Risk Shortfalls") will carry forward with interest at the Class A-II Interest Rate and will be reimbursed by excess interest from Loan Group II to the extent available. Any Relief Act shortfalls will be allocated to the Class A-II Notes and Variable Funding Notes pro rata based upon the interest that would have accrued on these Notes absent these reductions.

INTEREST RATE CAPS:

     Net Mortgage Rate: With respect to any home equity mortgage loan, the Net Mortgage Rate equals the mortgage rate minus (a) the master servicing fee,
     (b) the subservicing fee and (c) the rate at which the related policy premium is paid.

     Group I Net With respect to any payment date, the Group I Net WAC Rate equals the WAC Rate: weighted average of the Net Mortgage Rates on the Group I Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for the interest payable on the Class A-I-IO Notes and as further adjusted, in the case of the Class A-I-1 Notes, for an actual/360 interest accrual basis. The initial Group I Net WAC Rate equals approximately 6.04% per annum.

     Group II Net With respect to any payment date, the Group II Net WAC Rate equals the WAC Rate: weighted average of the Net Mortgage Rates on the Group II Loans as of the first day of the month preceding the month in which that payment date occurs, adjusted for an actual/360 interest accrual basis. The initial Group II Net WAC Rate equals approximately 3.85% per annum.

STEP-UP COUPON:  The  Interest  Rate for the Class A-I-5 Notes will  increase by
     0.50%, subject to the Group I Net WAC Rate, on the second payment date following the first possible optional termination date for the Group I Loans.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PRINCIPAL DISTRIBUTIONS

GROUP I: Amounts distributable as principal on the Class I Notes on each Payment Date will be distributed as follows:

                           (1) Class A-I-6 Notes, in an amount equal to the Class A-I-6 Lockout Distribution Amount for that Payment Date, until paid in full;
                           (2)     Class A-I-1 Notes, until paid in full;
                           (3)     Class A-I-2 Notes, until paid in full;
                           (4)     Class A-I-3 Notes, until paid in full;
                           (5) Class A-I-4 Notes, until paid in full; (6) Class A-I-5 Notes, until paid in full; and (7) Class A-I-6 Notes, until paid in full.


 Group I Overcollateralization Amount:


     Required With respect to any payment date prior to the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal 1.50% of the aggregate Group I Cut-Off Date Balance. With respect to any distribution on or after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the lesser of (a) the initial Group I Required Overcollateralization Amount and (b) 3.00% of the aggregate principal balance of the Group I Loans, subject to the Group I Overcollateralization Floor.

Group I Overcollateralization Floor:

     An amount equal to 0.50% of the Group I Cut-off Date Balance.


Group I Stepdown  Date:

     The later of (a) the April 2005 Payment Date and (b) the payment date on which the aggregate principal balance of the Group I Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group I Loans, subject to the satisfaction of certain conditions specified in the indenture.

-------------------------- ----------------------------------------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS A-I-6 PRINCIPAL
DISTRIBUTION:


   Class A-I-6 Lockout
  Distribution Amount:

     The Class A-I-6 Lockout Distribution Amount is equal to the product of (x) the Class A-I-6 Lockout Percentage for that Payment Date and (y) the Class A-I-6 Pro-Rata Distribution Amount for that Payment Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Payment Date exceed the Principal Distribution Amount for the Class I Notes for that Payment Date.

Class A-I-6 Lockout
        Percentage:

       Class A-I-6 Lockout Percentage is equal to the following:

        Payment Dates                   Class A-I-6 Lockout Percentage

      1 -   36                                0%
     37 -   60                               45%
     61 -   72                               80%
     73 -   84                              100%
    85 and   thereafter                     300%


     Class A-I-6 Pro-Rata Distribution Amount:

     Class A-I-6 Pro-Rata Distribution Amount is an amount equal to the product of (x) a fraction, the numerator of which is the Note Balance of the Class A-I-6 Notes immediately prior to that Payment Date and the denominator of which is the aggregate Note Balance of the Class I Notes (other than the Class A-I-IO Notes) immediately prior to that Payment Date and (y) the Principal Distribution Amount for the Class I Notes.

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


PRINCIPAL DISTRIBUTIONS (CONTINUED)

GROUP II:

     On each payment date, Class A-II available principal will be paid pro-rata to the Class A-II Notes and the Variable Funding Notes, and is equal to:

     (a) Net Principal Collections, if the payment date is during the Revolving Period and an Amortization Event has not occurred; or


     (b) Principal Collections, if the payment date is after the Revolving Period or an Amortization Event has occurred plus, any accelerated principal payments needed to achieve the Group II Required Overcollateralization Amount plus the amount of any realized losses covered by excess interest or the Group II Policy.

 Net  Principal Collections:

     On any payment date, the excess, if any, of (a) principal collections on the Group II Loans during the related collection period over (b) the aggregate amount of additional balances drawn during the related period with respect to the Group II Loans and conveyed to the trust.

Revolving Period: The period commencing on the Closing Date and ending on September 30, 2007.


                 Initial
 Undercollateralization:

     Initially, the principal amount of the Class A-II Notes issued will exceed the principal balance of the Group II loans by approximately 1.25%. Beginning on the first payment date, any Group II excess interest not used to cover current or previously unpaid losses will be paid as principal to the Class A-II Notes to reduce the initial undercollateralization to zero and to ultimately build to the Group II Required Overcollateralization Amount.

  Group II Required Overcollateralization Amount:

     With respect to any payment date prior to the Group II Stepdown Date, Overcollateralization the Group II Required Amount will equal 1.00% of the aggregate Group II Cut-Off Date Balance. With respect to any distribution on or after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the lesser of (a) the initial Group II Required Overcollateralization Amount and (b) 2.00% of the aggregate principal balance of the Group II Loans, subject to the Group II Overcollateralization Floor.

Group II Overcollateralization Floor:

     An amount equal to 0.50% of the Group II Cut-off Date Balance.



Group II Stepdown Date:

     The later of (a) the September 2004 Payment Date and (b) the payment date on which the aggregate principal balance of the Group II Loans after applying payments received in the related collection period is less than 50% of the initial aggregate principal balance of the Group II Loans, subject to the satisfaction of certain conditions specified in the indenture.
________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

TAXATION:                  For federal income tax purposes:

                    o The Group I Notes will each represent ownership of a regular interest in a REMIC.

                    o    The   Group  II   Notes   will  be   characterized   as
                         indebtedness.

ERISA CONSIDERATIONS: All of the Notes may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

LEGAL INVESTMENT:          None of the Notes will be SMMEA-eligible.

FORM OF  REGISTRATION:  Book-entry form through DTC,  Clearstream and Euroclear.
     Initial settlement and all secondary trades will settle in same-day funds.

MINIMUM DENOMINATIONS:

          o The Class I Notes (other than the Class A-I-IO Notes) and the Class A-II Notes: $25,000

          o    Class A-I-IO Notes: $1,000,000

 notional amount

UNDERWRITERS:  GROUP I    Lead Manager:         Salomon Smith Barney
                          Co-Manager:Residential Funding Securities Corporation

               GROUP II  Lead Manager: Residential Funding SecuritiesCorporation
                         Co-Manager:     Salomon Smith Barney


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


CLASS A-I-IO  SCHEDULED NOTIONAL AMOUNT

         10/25/2002               $74,300,000       1/25/2004               $34,460,000
         11/25/2002               $73,230,000       2/25/2004               $31,230,000
         12/25/2002               $72,150,000       3/25/2004               $29,070,000
         1/25/2003                $70,000,000       4/25/2004               $28,000,000
         2/25/2003                $67,840,000       5/25/2004               $25,840,000
         3/25/2003                $64,610,000       6/25/2004               $23,690,000
         4/25/2003                $62,460,000       7/25/2004               $21,530,000
         5/25/2003                $59,230,000       8/25/2004               $20,460,000
         6/25/2003                $54,920,000       9/25/2004               $19,380,000
         7/25/2003                $52,760,000      10/25/2004               $17,230,000
         8/25/2003                $48,460,000      11/25/2004               $16,150,000
         9/25/2003                $45,230,000      12/25/2004               $16,150,000
         10/25/2003               $42,000,000       1/25/2005               $14,000,000
         11/25/2003               $38,760,000       2/25/2005               $12,920,000
         12/25/2003               $36,610,000       3/25/2005               $12,920,000
                                                   THEREAFTER                   $0



CLASS A-I-IO NOTES YIELD CONSIDERATION

    If at any time prior to March 2005, the aggregate principal balance of the Group I home equity mortgage loans is reduced to or below the Class A-I-IO Scheduled Notional Amount, the yield to investors in the Class A-I-IO Notes will become extremely sensitive to the rate and timing of principal payments, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the Notes prior to the payment date in March 2005, then the holders of the Class A-I-IO Notes will receive fewer than the 30 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-I-IO Notes should fully consider the risk that an extremely rapid rate of prepayments on the Group I home equity mortgage loans could result in the failure of such investors to fully recover their investments.


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------






CLASS I NOTES SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   TO 10% CALL

% OF GROUP I                 0%          50%          75%         100%         125%        150%
PREPAYMENT ASSUMPTION:

CLASS A-I-1
AVG. LIFE (YRS)             7.35         1.48        1.11         0.91         0.78        0.69
WINDOW (MOS)                1-162        1-35        1-25         1-20         1-16        1-14
EXPECTED FINAL MAT.       March-16    August-05   October-04     May-04     January-04  November-03

CLASS A-I-2
AVG. LIFE (YRS)             14.60        3.71        2.59         2.01         1.66        1.41
WINDOW (MOS)               162-179      35-55        25-38        20-29       16-24        14-20
EXPECTED FINAL MAT.       August-17    April-07   November-05  February-05  September-04  May-04

CLASS A-I-3
AVG. LIFE (YRS)             14.91        6.00        4.02         3.01         2.40        2.00
WINDOW (MOS)               179-179      55-97        38-60        29-45       24-35        20-29
EXPECTED FINAL MAT.       August-17   October-10  September-07   June-06    August-05   February-05

CLASS A-I-4
AVG. LIFE (YRS)             14.91       10.84        7.16         5.02         3.81        3.04
WINDOW (MOS)               179-179      97-150      60-109        45-83       35-62        29-48
EXPECTED FINAL MAT.       August-17    March-15   October-11    August-09   November-07 September-06

CLASS A-I-5
AVG. LIFE (YRS)             14.91       12.49        9.08         6.91         5.46        4.38
WINDOW (MOS)               179-179     150-150      109-109       83-83       62-66        48-54
EXPECTED FINAL MAT.       August-17    March-15   October-11    August-09    March-08    March-07

CLASS A-I-6 (NAS)
AVG. LIFE (YRS)             11.04        7.33        6.56         5.79         4.96        4.25
WINDOW (MOS)               37-179       37-150      37-109        37-83       37-66        37-54
EXPECTED FINAL MAT.       August-17    March-15   October-11    August-09    March-08    March-07

                                   TO MATURITY

% OF GROUP I                 0%          50%          75%         100%         125%        150%
PREPAYMENT ASSUMPTION:

CLASS A-I-4
AVG. LIFE (YRS)             14.91       11.19        7.41         5.06         3.81        3.04
WINDOW (MOS)               179-179      97-179      60-135        45-99       35-62        29-48
EXPECTED FINAL MAT.       August-17   August-17   December-13  December-10  November-07 September-06

CLASS A-I-5
AVG. LIFE (YRS)             14.93       14.91        13.31        10.51        7.25        4.63
WINDOW (MOS)               179-197     179-179      135-179      99-174       62-141       48-72
EXPECTED FINAL MAT.      February-19  August-17    August-17    March-17     June-14    September-08

CLASS A-I-6 (NAS)
AVG. LIFE (YRS)             11.04        7.35        6.64         6.15         5.80        5.50
WINDOW (MOS)               37-179       37-179      37-179       37-172       37-139      37-115
EXPECTED FINAL MAT.       August-17   August-17    August-17   January-17    April-14    April-12

------------------------ ------------ ----------- ------------ ------------ ----------- ------------


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

CLASS A-II NOTES SENSITIVITY ANALYSIS

                                                TO 10% CALL

 % OF CPR         0%            20%           25%            30%           35%          40%           45%

 % OF CDR     (WAL-Date)    (WAL-Date)    (WAL-Date)     (WAL-Date)     (WAL-Date)   (WAL-Date)    (WAL-Date)

 0%............15.96 -        3.89 -        3.06 -         2.49 -         2.07 -       1.76 -        1.51 -
               10/2025       08/2012        07/2010        02/2009       01/2008       04/2007      08/2006
 10%...........16.18 -        5.78 -        4.37 -         3.39 -         2.71 -       2.21 -        1.84 -
               03/2026       07/2017        06/2014        07/2011       09/2009       05/2008      06/2007
 15%...........16.19 -        7.04 -        5.31 -         4.06 -         3.18 -       2.54 -        2.08 -
               03/2026       07/2019        07/2017        10/2013       12/2010       03/2009      01/2008
 20%...........16.19 -        8.77 -        6.46 -         4.93 -         3.80 -       2.99 -        2.39 -
               03/2026       02/2022        01/2019        07/2017       02/2013       06/2010      10/2008
 25%...........16.20 -        8.80 -        8.04 -         6.00 -         4.61 -       3.57 -        2.81 -
               03/2026       11/2022        05/2021        08/2018       07/2017       06/2012      12/2009

                                                 TO MATURITY

 % OF CPR         0%           20%           25%            30%            35%           40%          45%

 % OF CDR     (WAL-Date)    (WAL-Date)    (WAL-Date)     (WAL-Date)     (WAL-Date)   (WAL-Date)    (WAL-Date)

 0%............16.04 -        4.17 -        3.31 -     2.70 - 01/2017     2.25 -       1.91 -        1.64 -
               06/2027       04/2021       03/2018                       09/2014       12/2012      07/2011
 10%...........16.23 -        5.85 -        4.48 -     3.54 - 05/2019     2.86 -       2.36 -        1.97 -
               06/2027       11/2024       02/2022                       07/2017       05/2015      04/2013
 15%...........16.23 -        7.09 -        5.34 -     4.14 - 03/2021     3.30 -       2.67 -        2.21 -
               06/2027       02/2026       11/2023                       08/2018       06/2017      08/2014
 20%...........16.24 -         8.79         6.48 -     4.94 - 12/2022     3.86 -       3.08 -        2.50 -
               06/2027       -10/2026      05/2025                       05/2020       01/2018      06/2016
 25%...........16.24 -        8.82 -        8.05 -     6.01 - 07/2024     4.61 -       3.61 -        2.88 -
               06/2027       12/2026       05/2026                       01/2022       08/2019      07/2017

------------ ------------- ------------- ------------- --------------- ------------- ------------ -------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP I COLLATERAL SUMMARY


Statistics  for the Group I home equity loans are listed below as of the Cut-Off
Date.

                                                 SUMMARY STATISTICS        RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      5,908

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $220,029,946.55         $3,510.08 to $249,518.44
  AVERAGE CURRENT PRINCIPAL BALANCE:             $37,242.71

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $221,431,735.75          $10,000 to $250,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $37,479.98

  WTD. AVG. GROSS LOAN RATE:                     8.91%                        6.25% to 14.75%

  WTD. AVG. ORIGINAL TERM (MONTHS):              179.88                       60.00 to 360.00
  WTD. AVG. REMAINING TERM (MONTHS):             178.42                       57.00 to 359.00

  WTD. AVG. ORIGINAL CLTV:                       91.65%                      7.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       726                            619 to 821

  WTD. AVG. BORROWER DTI:                        37.77%                       3.00% to 51.00%

  BALLOON LOANS (% OF TOTAL):                    62.59%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               17.98%

  LIEN POSITION (1ST / 2ND):                     0.12% / 99.88%

  GEOGRAPHIC DISTRIBUTION: (1)                   California     40.36%
                                                 Maryland        7.16%
                                                 Virginia        6.65%

------------------------------------------------ ---------------------- --------

________
(1) Other states account individually for less than 5% of the pool balance. (1) Figure is based on credit limit rather than current principal balance. (2) Other states account individually for less than 5% of the pool balance.
________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP I CREDIT SCORE


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF CREDIT SCORES         MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------
  619 - 619                             1                  30,367.87                  0.01
  620 - 639                            79               2,397,594.19                  1.09
  640 - 659                           381              12,717,029.11                  5.78
  660 - 679                           519              18,770,286.64                  8.53
  680 - 699                           809              32,179,766.29                 14.63
  700 - 719                           791              30,995,613.93                 14.09
  720 - 739                           853              32,589,572.67                 14.81
  740 - 759                           920              34,009,683.28                 15.46
  760 - 779                           913              33,336,595.73                 15.15
  780 - 799                           540              19,187,435.64                  8.72
  800 OR GREATER                      102               3,816,001.20                  1.73

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I MORTGAGE RATES

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF MORTGAGE RATES (%)    MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  6.250 - 6.500                         2                  56,874.48                 0.03
  6.501 - 7.000                        24                 958,405.66                 0.44
  7.001 - 7.500                       192               6,873,133.82                 3.12
  7.501 - 8.000                       800              29,605,989.44                13.46
  8.001 - 8.500                     1,498              54,383,374.65                24.72
  8.501 - 9.000                     1,392              52,117,943.01                23.69
  9.001 - 9.500                       747              28,589,922.88                12.99
  9.501 - 10.000                      547              21,348,588.60                 9.70
  10.001 - 10.500                     238               8,862,953.66                 4.03
  10.501 - 11.000                     212               8,277,098.91                 3.76
  11.001 - 11.500                     117               4,187,037.10                 1.90
  11.501 - 12.000                      66               2,449,463.79                 1.11
  12.001 - 12.500                      35               1,186,002.54                 0.54
  12.501 - 13.000                      28                 847,411.77                 0.39
  13.001 - 13.500                       6                 160,567.38                 0.07
  13.501 - 14.000                       3                  90,178.86                 0.04
  14.501 - 15.000                       1                  35,000.00                 0.02

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I CURRENT PRINCIPAL BALANCES


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF PRINCIPAL BALANCES    MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
  ($)
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                      1,817              34,058,775.13                15.48
  25,000.01 - 50,000.00             2,964             107,407,375.26                48.81
  50,000.01 - 75,000.00               852              51,625,134.75                23.46
  75,000.01 - 100,000.00              232              20,180,533.56                 9.17
  100,000.01 - 125,000.00              11               1,245,019.00                 0.57
  125,000.01 - 150,000.00              14               1,980,106.25                 0.90
  150,000.01 - 175,000.00               3                 501,047.58                 0.23
  175,000.01 - 200,000.00              11               2,106,625.76                 0.96
  200,000.01 - 225,000.00               1                 203,693.37                 0.09
  250,000.01 - 275,000.00               3                 721,635.89                 0.33

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I ORIGINAL TERM TO SCHEDULED MATURITY


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  ORIGINAL TERM (MO.)            MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60                                    9                 202,434.48                 0.09
  120                                 106               3,458,401.82                 1.57
  180                               5,731             213,921,911.52                97.22
  240                                  44               1,688,306.68                 0.77
  300                                  12                 552,387.08                 0.25
  360                                   6                 206,504.97                 0.09

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I REMAINING TERM TO SCHEDULED MATURITY



                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  RANGE OF REMAINING TERM (MO.)  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0 - 96                                9                 202,434.48                 0.09
  109 - 120                           106               3,458,401.82                 1.57
  157 - 168                             5                 132,811.35                 0.06
  169 - 180                         5,726             213,789,100.17                97.16
  181 - 288                            45               1,728,068.05                 0.79
  289 - 300                            11                 512,625.71                 0.23
  301 AND OVER                          6                 206,504.97                 0.09

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------



GROUP I ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
 RANGE OF ORIGINAL CLTVS (%)     MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                          1                  70,000.00                 0.03
  10.01 - 20.00                         1                  49,975.40                 0.02
  20.01 - 30.00                         1                 100,000.00                 0.05
  30.01 - 40.00                         4                 178,291.90                 0.08
  40.01 - 50.00                        10                 487,716.35                 0.22
  50.01 - 60.00                        34               1,722,128.24                 0.78
  60.01 - 70.00                        81               3,865,695.08                 1.76
  70.01 - 75.00                        72               3,629,791.44                 1.65
  75.01 - 80.00                       199              10,038,188.00                 4.56
  80.01 - 85.00                       300               8,327,588.54                 3.78
  85.01 - 90.00                     1,917              60,848,151.51                27.65
  90.01 - 95.00                     2,305              90,552,169.31                41.15
  95.01 - 100.00                      983              40,160,250.78                18.25

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUOP I JUNIOR MORTGAGE RATIOS


                                     NUMBER OF                                    % OF GROUP I
                                      GROUP I         GROUP I CUT-OFF DATE        CUT-OFF DATE
 RANGE OF JUNIOR MORTGAGE RATIOS  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
--------------------------------- ---------------- --------------------------- --------------------

  0.00 - 5.00                           73               1,052,285.92                 0.48
  5.01 - 10.00                         482              10,390,978.09                 4.73
  10.01 - 15.00                      1,753              53,296,331.98                24.25
  15.01 - 20.00                      2,748             110,471,246.36                50.27
  20.01 - 25.00                        357              17,874,237.13                 8.13
  25.01 - 30.00                        173               8,487,219.23                 3.86
  30.01 - 40.00                        199              10,765,309.96                 4.90
  40.01 - 50.00                         72               4,395,911.28                 2.00
  50.01 - 60.00                         27               1,680,611.23                 0.76
  60.01 - 70.00                         14               1,177,469.65                 0.54
  70.01 - 78.25                          4                 183,495.78                 0.08

  TOTAL:                              5,902             $219,775,096.61              100.00%

--------------------------------- ---------------- --------------------------- --------------------




________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I PROPERTY TYPE


                                    NUMBER OF                                    % OF GROUP I
                                     GROUP I        GROUP I CUT-OFF DATE         CUT-OFF DATE
  TYPE                           MORTGAGE LOANS     PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
-------------------------------- ---------------- -------------------------- ---------------------

  SFD                               3,972             148,375,371.74               67.43
  PUD DETACHED                      1,127              44,864,784.11               20.39
  CONDOMINIUM                         463              15,405,371.15                7.00
  PUD ATTACHED                        236               7,616,495.79                3.46
  MULTIFAMILY (2-4) UNITS              45               1,699,183.69                0.77
  TOWNHOUSE                            45               1,457,867.54                0.66
  MANUFACTURED HOME                    13                 257,379.07                0.12
  TOWNHOUSE/ROW HOUSE                   3                 184,202.94                0.08
  SITE CONDO (OTHER)                    3                 154,896.07                0.07
  MODULAR                               1                  14,394.45                0.01

  TOTAL:                             5,908             $220,029,946.55             100.00%

-------------------------------- ---------------- -------------------------- ---------------------

GROUP I OCCUPANCY TYPE


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  TYPE                           MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NON-OWNER OCCUPIED                    2                  96,900.00                 0.04
  PRIMARY RESIDENCE                 5,865             218,653,368.09                99.37
  SECOND HOME                          41               1,279,678.46                 0.58

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I LIEN POSITION

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  POSITION                       MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            6                 254,849.94                 0.12
  SECOND LIEN                       5,902             219,775,096.61                99.88

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I DEBT-TO-INCOME


                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
 RANGE OF DEBT-TO-INCOME RATIOS  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                           3                  41,055.23                 0.02
  5.01 - 10.00                          5                 152,739.98                 0.07
  10.01 - 15.00                        37               1,521,140.95                 0.69
  15.01 - 20.00                        97               3,417,142.15                 1.55
  20.01 - 25.00                       329              11,043,682.72                 5.02
  25.01 - 30.00                       656              22,676,717.86                10.31
  30.01 - 35.00                     1,037              36,561,303.40                16.62
  35.01 - 40.00                     1,394              51,486,883.27                23.40
  40.01 - 45.00                     1,685              66,901,193.25                30.41
  45.01 - 50.00                       655              25,982,665.84                11.81
  50.01 - 51.00                        10                 245,421.90                 0.11

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP I PREPAYMENT PENALTY TERM

                                    NUMBER OF                                     % OF GROUP I
                                     GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  PREPAYMENT PENALTY TERM (MO.)  MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                              5,460             201,869,429.22                91.75
  12                                   50               2,312,192.58                 1.05
  36                                  356              14,449,689.89                 6.57
  60                                   33               1,101,753.00                 0.50
  OTHER ( < 60 MONTHS)                  9                 296,881.86                 0.14

  TOTAL:                             5,908             $220,029,946.55              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


GROUP I LOAN PURPOSE

                                         NUMBER OF                                     % OF GROUP I
                                          GROUP I         GROUP I CUT-OFF DATE         CUT-OFF DATE
  PURPOSE                             MORTGAGE LOANS     PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
------------------------------------- ---------------- --------------------------- ---------------------

  PURCHASE MONEY                          3,418            129,642,819.34                58.92
  DEBT CONSOLIDATION                        914             34,509,128.23                15.68
  LOWER RATE/REDUCED                        697             24,290,555.46                11.04
  CASH                                      590             21,318,909.10                 9.69
  HOME IMP/DEBT CONS/ASSET ACQ              212              6,921,064.00                 3.15
  CONVENIENCE                                25              1,063,764.37                 0.48
  HOME IMPROVEMENT                            6                259,734.54                 0.12
  ASSET ACQUISITION                           5                148,957.79                 0.07
  OTHER                                      41              1,875,013.72                 0.85

  TOTAL:                                      5,908         $220,029,946.55              100.00%

------------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II COLLATERAL SUMMARY


Statistics for the Group II revolving credit loans are listed below as of the Cut-Off Date.

                                                  SUMMARY STATISTICS       RANGE (IF APPLICABLE)

  NUMBER OF REVOLVING CREDIT LOANS:              5,529

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $205,661,721.27           $0.00 to $500,000.00
  AVERAGE CURRENT PRINCIPAL BALANCE:             37,196.91

  AGGREGATE CREDIT LIMIT BALANCE:                262,131,207.00          $10,000.00 to $500,000.00
  AVERAGE CREDIT LIMIT BALANCE:                  47,410.24

  AVERAGE CREDIT UTILIZATION RATE:               78.46%                      0.00% to 101.49%

  WTD. AVG. INITIAL LOAN RATE:                   4.30%                        3.75% to 10.50%
  WTD. AVG. MARGIN:                              2.08%                        0.00% to 6.00%
  WTD. AVG. MAXIMUM LOAN RATE:                   19.29%                       9.49% to 25.00%

  WTD. AVG. ORIGINAL TERM (MONTHS):              233.68                         179 to 360
  WTD. AVG. REMAINING TERM (MONTHS):             230.92                         105 to 357
  WTD. AVG. MONTHS TO FIRST ADJUSTMENT DATE:     3                                0 to 11
  WTD. AVG. MONTHS TO REPAYMENT PERIOD:          153.61                          0 to 182

  WTD. AVG. CLTV: (1)                            82.79%                      9.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       724                            620 to 824

  BALLOON LOANS (% OF TOTAL):                    34.78%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               20.27%

  LIEN POSITION (1ST / 2ND):                     2.6% / 97.4%

  GEOGRAPHIC DISTRIBUTION: (2)                   California       35.7
                                                 New Jersey       10.1
                                                 Michigan          5.8
                                                 Florida           5.8
                                                 Colorado          5.1
                                                 Arizona           5.0


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CREDIT SCORE


                                   NUMBER OF                                       % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF CREDIT SCORES           REVOLVING        PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
------------------------------- ----------------- --------------------------- ---------------------

  620 - 639                           133               3,136,749.03                1.53
  640 - 659                           470              14,324,877.72                6.97
  660 - 679                           517              17,664,747.23                8.59
  680 - 699                           770              31,443,947.26               15.29
  700 - 719                           706              27,323,079.67               13.29
  720 - 739                           747              27,899,845.83               13.57
  740 - 759                           781              30,064,105.81               14.62
  760 - 779                           774              28,933,521.88               14.07
  780 - 799                           541              20,550,033.52                9.99
  800 - 824                            90               4,320,813.32                2.10

  TOTAL:                            5,529              $205,661,721.27             100.00%

------------------------------- ----------------- --------------------------- ---------------------

GROUP II MORTGAGE RATES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF MORTGAGE RATES (%)       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  3.501 - 4.000                      4,564            174,376,328.46                84.79
  4.001 - 4.500                          3                 78,686.87                0.04
  4.501 - 5.000                         55              1,541,227.24                0.75
  5.001 - 5.500                        108              3,113,977.61                1.51
  5.501 - 6.000                        122              4,330,550.65                2.11
  6.001 - 6.500                        111              2,657,915.18                1.29
  6.501 - 7.000                        112              3,830,329.16                1.86
  7.001 - 7.500                         86              3,190,271.97                1.55
  7.501 - 8.000                         88              2,968,852.95                1.44
  8.001 - 8.500                         86              3,206,774.13                1.56
  8.501 - 9.000                        129              4,045,719.59                1.97
  9.001 - 9.500                         51              1,756,238.88                0.85
  9.501 - 10.000                        11                453,610.62                0.22
  10.001 - 10.500                        3                111,237.96                0.05

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CURRENT PRINCIPAL BALANCES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF PRINCIPAL BALANCES       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
  ($)                             CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                       2,223              32,238,048.72               15.68
  25,000.01 - 50,000.00              2,118              78,602,609.39               38.22
  50,000.01 - 75,000.00                734              45,971,090.55               22.35
  75,000.01 - 100,000.00               333              30,331,227.00               14.75
  100,000.01 - 125,000.00               37               4,216,079.74                2.05
  125,000.01 - 150,000.00               48               6,830,961.20                3.32
  150,000.01 - 175,000.00                7               1,157,298.12                0.56
  175,000.01 - 200,000.00               22               4,314,174.13                2.10
  200,000.01 - 225,000.00                1                 223,632.98                0.11
  225,000.01 - 250,000.00                3                 750,000.00                0.36
  250,000.01 - 275,000.00                2                 526,599.44                0.26
  475,000.01 - 500,000.00                1                 500,000.00                0.24

  TOTAL:                             5,529             $205,661,721.27             100.00%
-------------------------------- ---------------- --------------------------- ---------------------


GROUP II CREDIT LIMITS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF CREDIT LIMITS ($)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <= 25,000.00                        1,491                24,399,042.39           11.86
  25,000.01 - 50,000.00               2,349                75,250,053.31           36.59
  50,000.01 - 75,000.00                 921                47,398,997.37           23.05
  75,000.01 - 100,000.00                576                37,577,156.73           18.27
  100,000.01 - 125,000.00                38                  3,660,523.10           1.78
  125,000.01 - 150,000.00                80                  7,943,067.30           3.86
  150,000.01 - 175,000.00                 9                    752,285.38           0.37
  175,000.01 - 200,000.00                57                  6,580,363.27           3.20
  225,000.01 - 250,000.00                 5                  1,073,632.98           0.52
  250,000.01 - 275,000.00                 2                     526,599.44          0.26
  475,000.01 - 500,000.00                 1                     500,000.00          0.24

  TOTAL:                              5,529           $205,661,721.27              100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II CREDIT LIMIT UTILIZATION RATES


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF UTILIZATION RATES        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
  (%)                             CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                        333                 581,003.85                0.28
  10.01 - 20.00                       132               1,217,562.99                0.59
  20.01 - 30.00                       130               2,097,368.22                1.02
  30.01 - 40.00                       151               2,926,215.57                1.42
  40.01 - 50.00                       157               3,868,458.43                1.88
  50.01 - 60.00                       169               4,756,507.36                2.31
  60.01 - 70.00                       169               5,985,662.15                2.91
  70.01 - 80.00                       190               7,256,608.72                3.53
  80.01 - 90.00                       207               8,797,185.62                4.28
  90.01 - 100.00                    3,881             167,744,470.19               81.56
  100.01 - 102.00                      10                 430,678.17                0.21

  TOTAL:                            5,529              $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II COMBINED LOAN-TO-VALUE RATIOS


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
RANGE OF CLTVS (%)                  REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                           2                 53,000.00                0.03
  10.01 - 20.00                         14                643,289.36                0.31
  20.01 - 30.00                         28              1,177,658.75                0.57
  30.01 - 40.00                         53              2,270,908.47                1.10
  40.01 - 50.00                         87              3,095,831.67                1.51
  50.01 - 60.00                        185              8,456,853.32                4.11
  60.01 - 70.00                        364             15,430,479.10                7.50
  70.01 - 75.00                        259             10,553,016.24                5.13
  75.01 - 80.00                        610             24,674,682.51               12.00
  80.01 - 85.00                        299              9,450,427.62                4.60
  85.01 - 90.00                      1,696             54,907,801.72               26.70
  90.01 - 95.00                      1,291             50,121,351.75               24.37
  95.01 - 100.00                       641             24,826,420.76               12.07

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II JUNIOR MORTGAGE RATIOS


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
RANGE OF JUNIOR MORTGAGE RATIOS     REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                          61                 736,848.79                0.37
  5.01 - 10.00                        563              12,463,460.09                6.22
  10.01 - 15.00                     1,663              50,083,017.74               25.01
  15.01 - 20.00                     1,751              66,896,345.43               33.40
  20.01 - 25.00                       572              25,991,847.35               12.98
  25.01 - 30.00                       310              14,193,074.94                7.09
  30.01 - 40.00                       316              18,079,831.81                9.03
  40.01 - 50.00                       122               6,909,696.19                3.45
  50.01 - 60.00                        32               2,279,040.32                1.14
  60.01 - 70.00                        26               1,973,350.10                0.99
  70.01 - 80.00                         9                 412,784.18                0.21
  80.01 - 90.00                         3                 132,212.21                0.07
  90.01 - 100.00                        3                 120,808.51                0.06

  TOTAL:                             5,431             $200,272,317.66             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II ORIGINATION YEAR

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  ORIGINATION YEAR                  REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  2002                               5,203            197,308,054.70               95.94
  2001                                 277              7,342,618.62                3.57
  2000                                  12                358,558.37                0.17
  1999                                   6                122,003.92                0.06
  1998                                  24                324,346.34                0.16
  1997                                   2                 32,396.01                0.02
  1996                                   2                 54,492.82                0.03
  1995                                   2                 98,360.15                0.05
  1994                                   1                 20,890.34                0.01

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II GROSS MARGINS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF GROSS MARGINS (%)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.000                                36               1,873,980.79                0.91
  0.001 - 0.500                       670              25,023,399.06               12.17
  0.501 - 1.000                       691              30,287,075.42               14.73
  1.001 - 1.500                       932              31,782,824.01               15.45
  1.501 - 2.000                       703              24,827,578.90               12.07
  2.001 - 2.500                       616              25,112,059.82               12.21
  2.501 - 3.000                       525              20,465,113.97                9.95
  3.001 - 3.500                       411              13,974,291.64                6.79
  3.501 - 4.000                       489              17,242,590.01                8.38
  4.001 - 4.500                       356              11,344,988.47                5.52
  4.501 - 5.000                        84               3,072,955.01                1.49
  5.001 - 5.500                        12                 476,168.29                0.23
  5.501 - 6.000                         4                 178,695.88                0.09

  TOTAL:                            5,529              $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II MAXIMUM LOAN RATES

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF MAXIMUM RATES (%)        REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

         9.001 - 10.000                  3                 54,831.80                0.03
        13.001 - 14.000                  7                279,030.28                0.14
        15.001 - 16.000                 26                871,226.21                0.42
        17.001 - 18.000              4,417            159,884,527.87               77.74
        19.001 - 20.000                  2                 91,800.00                0.04
        20.001 - 21.000                 21                688,014.82                0.33
        21.001 - 22.000                 20                458,868.76                0.22
        22.001 - 23.000                  7                113,675.99                0.06
        23.001 - 24.000                924             38,710,959.80               18.82
        24.001 - 25.000                102              4,508,785.74                2.19

   TOTAL:                            5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


GROUP II REMAINING TERM TO SCHEDULED MATURITY


                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF REMAINING TERM (MO.)     REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

    97 - 108                             2                 54,492.82                0.03
   121 - 144                            12                144,123.54                0.07
   145 - 156                             6                220,729.03                0.11
   157 - 168                            43              1,273,677.59                0.62
   169 - 180                         2,928            111,743,164.54               54.33
   181 - 288                            67              1,394,573.37                0.68
   289 - 300                         2,468             90,675,666.42               44.09
    349 - 360                            3                155,293.96                0.08

   TOTAL:                             5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------


________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II OCCUPANCY TYPE

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  TYPE                              REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  5,466            203,749,082.53               99.07
  SECOND HOME                           35              1,183,318.94                0.58
  NON-OWNER OCCUPIED                    28                729,319.80                0.35

  TOTAL:                              5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II LIEN POSITION

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  POSITION                          REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            98             $5,389,403.61                2.62
  SECOND LIEN                        5,431            200,272,317.66               97.38

  TOTAL:                              5,529            $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

GROUP II PROPERTY TYPE
                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  TYPE                              REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE           3,958             147,014,915.51               71.48
  PUD DETACHED                        863              34,773,115.79               16.91
  CONDO                               435              14,791,826.92                7.19
  PUD ATTACHED                        147               4,581,518.70                2.23
  MULTIFAMILY (2-4 UNITS)              72               2,973,599.31                1.45
  TOWNHOUSE                            31                 960,991.16                0.47
  MANUF. HOME                          21                 461,749.59                0.22
  TOWNHOUSE/ROW HOUSE DET.              2                 104,004.29                0.05

  TOTAL:                             5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

________________________________________________________________________________
________________________________________________________________________________
THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. THIS INFORMATION IS FURNISHED TO YOU BY SALOMON SMITH BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON SMITH BARNEY IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

RFMSII SERIES 2002-HS3
HOME EQUITY LOAN-BACKED TERM NOTES
$432,500,000 (APPROXIMATE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

GROUP II DEBT-TO-INCOME RATIOS

                                    NUMBER OF                                      % OF GROUP
                                    GROUP II        GROUP II CUT-OFF DATE              II
  RANGE OF DEBT-TO-INCOME (%)       REVOLVING       PRINCIPAL BALANCE ($)         CUT-OFF DATE
                                  CREDIT LOANS                                 PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------
-------------------------------- ---------------- --------------------------- ---------------------

            0.00 - 5.00                  6                217,820.59                0.11
           5.01 - 10.00                  9                454,716.28                0.22
           10.01 - 15.00                52              1,815,426.57                0.88
           15.01 - 20.00               168              6,426,561.41                3.12
           20.01 - 25.00               347             11,893,970.89                5.78
           25.01 - 30.00               662             23,102,190.30               11.23
           30.01 - 35.00               895             31,300,626.58               15.22
           35.01 - 40.00             1,246             46,265,433.74               22.50
           40.01 - 45.00             1,460             57,764,526.84               28.09
           45.01 - 50.00               684             26,420,448.07               12.85

    TOTAL:                           5,529             $205,661,721.27             100.00%

-------------------------------- ---------------- --------------------------- ---------------------

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BARNEY AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. SALOMON
SMITH BARNEY IS ACTING AS UNDERWRITER  AND NOT ACTING AS AGENT FOR THE ISSUER IN
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